SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2006
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 99.2     Filed GAAP Consolidated Condensed Statements of Earnings

Item 2.02	Results of Operations and Financial Condition

This amendment to the Current Report on Form 8-K of Hewlett-Packard Company filed on February 15, 2006 is being furnished solely for purpose of correcting an error. The consolidated condensed statements of earnings filed as Exhibit 99.2 to the original Form 8-K incorrectly reported that cash dividends declared during the fiscal quarter ended January 31, 2006 were $0.08 per share rather than the correct amount of $0.16 per share. The error is limited to the “cash dividends declared per share” line item of the consolidated condensed statement of earnings for the fiscal quarter ended January 31, 2006 and does not affect HP’s previously reported earnings per share or HP’s consolidated condensed balance sheet or consolidated condensed statement of cash flows for that fiscal quarter. The consolidated condensed statements of earnings filed as Exhibit 99.2 to this Form 8-K/A reflects the correction of this error and amends and supersedes the consolidated condensed statements of earnings provided in Exhibit 99.2 to the original Form 8-K. Exhibit 99.2 is filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and therefore may be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.2	Consolidated condensed statements of earnings (filed herewith).

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 27, 2006	By:	Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.2	Consolidated condensed statements of earnings (filed herewith)